     UNITED STATES SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C.  20549
                      FORM 8-K

                   CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15 (d) OF
         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 5, 1999


                 FRANKFORT FIRST BANCORP, INC.
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(Exact name of registrant as specified in its charter)

        Delaware                 0-26360           61-1271129
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)



216 W. Main Street, Frankfort, Kentucky                40602
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(Address of principal executive offices)            (Zip Code)


                          (502) 223-1638
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      (Registrant's telephone number, including area code)


                          Not Applicable
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  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
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     On October 5, 1999 the Board of Directors of the Registrant authorized the repurchase of up to 73,295 shares of the Registrant's common stock, $0.01 par value which may become available for repurchase from time to time. Such repurchases are to be effected through open market purchases, negotiated transactions, or in such other manner as will comply with applicable law.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION,
         AND EXHIBITS
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     Exhibits

     99.1     Press Release dated October 6, 1999

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Frankfort First Bancorp, Inc.


DATE:  October 6, 1999          By:  /s/ Don D. Jennings
                                     ---------------------------
                                                  Don D. Jennings
                                          Duly Authorized Officer
                                         Vice President and Chief
                                                Financial Officer